UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2006
Date of Report (Date of earliest event reported)

INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-1219606	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#205 - 1480 Gulf Road	98281
Point Roberts, WA
(Address of principal executive offices)	(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

768 Westcot Place
West Vancouver, BC, Canada V7S 1N9
(778) 888-2443
Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 20, 2006, Frank Rigney has resigned as the President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer and as a member of the Board of Directors of Invision Capital, Inc. (the “Company”). John Boschert, a director of the Company, was appointed as the President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer of the Company in his place.

There was no disagreement between Mr. Rigney and the Company regarding any matter relating to the Company’s operations, policies or practices

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date: March 21, 2006
	By:	/s/ John Boschert
JOHN BOSCHERT
President, Secretary, Treasurer
Chief Executive Officer and Chief Financial
Officer